Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Jason Weber (717) 327-2394

Fulton Financial Announces Termination of Consent Order for the Corporation and Its Subsidiary,
Lafayette Ambassador Bank

(May 23, 2019) - LANCASTER, Pa. - Fulton Financial Corporation (NASDAQ: FULT) today announced that the Board of Governors of the Federal Reserve System has terminated the Consent Order which that agency issued on September 4, 2014 to Fulton Financial Corporation and its bank subsidiary, Lafayette Ambassador Bank.

This order was originally issued for deficiencies in the company’s Bank Secrecy Act and Anti-Money Laundering (BSA/AML) compliance program. Today’s announcement follows the company’s statements, released October 30, 2017, August 9, 2018, and January 15, 2019, that various regulatory agencies had terminated similar orders at five of the Corporation’s other banking subsidiaries.

"This completes the journey we have been on to strengthen our BSA/AML compliance programs,” said E. Philip Wenger, Fulton Financial’s Chairman and CEO. “I want to convey my thanks to our entire team of employees who worked diligently to build the company’s enhanced and sustainable BSA/AML program. With the lifting of this order, the company will be able to move forward with plans to merge the two remaining subsidiary banks into its flagship bank, Fulton Bank, N.A. this fall.”

Fulton Financial Corporation, a $21 billion Lancaster, Pa.-based financial holding company, has approximately 3,600 team members and operates more than 225 branches in Pennsylvania, Maryland, Delaware, New Jersey and Virginia through three subsidiary banks.

Additional information on Fulton Financial Corporation can be found at www.fult.com.

This press release may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).